Exhibit 32.2
Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
          In connection with the Form 10-Q of Noven Pharmaceuticals, Inc. (“Noven”) for the three and nine months ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane M. Barrett, Vice President and Chief Financial Officer of Noven, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Noven.

/s/ Diane M. Barrett Name: Diane M. Barrett
Title: Vice President and Chief Financial Officer
Date: November 9, 2006
A signed original of this written statement required by Section 906 has been provided to Noven Pharmaceuticals, Inc. and will be retained by Noven Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.